Supplement to the
Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund
September 29, 2025
Summary Prospectus

Thomas McFarren no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Dimitri Curtil (Lead Portfolio Manager) has managed the fund since 2025.
Mayank Gupta (Co-Portfolio Manager) has managed the fund since 2025.
COA-SUSTK-1225-101 1.9919173.101	December 1, 2025